UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2020

Item 1. Report to Stockholders.

Otter Creek Long/Short Opportunity Fund

Annual Report
October 31, 2020

Investor Class
(OTCRX)

Institutional Class
(OTTRX)

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Otter Creek Long/Short Opportunity Fund (the “Fund”) will send a notice, either by mail or e-mail, each time the Fund’s updated report is available on our website at www.ottercreekfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (855) 681-5261.

TABLE OF CONTENTS

Shareholder Letter	1
Performance Information	3
Allocation of Portfolio Holdings & Securities Sold Short	3
Schedules of Investments & Securities Sold Short	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Expense Examples	23
Trustees and Executive Officers	24
Statement Regarding Liquidity Risk Management Program	30
Approval of Investment Advisory Agreement	31
Additional Information	33
Privacy Notice	34

Otter Creek Long/Short Opportunity Fund

December 3, 2020

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2020, the Otter Creek Long/Short Opportunity Fund (the “Fund”) (Institutional Class Shares) has produced a total return of 1.21%, compared to a 9.71% total return for the S&P 500® Index (“S&P 500”) and 0.55% gain for the equal-weighted S&P 500 (S&P 500 Equal Weight Index). The Fund’s long and short investments contributed approximately 11.51% and -8.06% to the total return, respectively.  Our put options detracted approximately 3.63% to the return on the short side of the book.  In addition, we also became more active investing in fixed income securities which generated approximately 3.47% to our return.   The largest positive contributor during the period was our long common equity position in PayPal Holdings Inc which contributed 2.87%.  The largest detractor during the period was our short position and long put options in Floor & Décor Holdings Inc. which reduced performance by -1.76%.  We averaged long exposure of 67.9% and short exposure of -48.8% during the period, resulting in an average net exposure of 19.1%.  All equity exposures are expressed as delta-adjusted percentages.

As of October 31, 2020, we maintained the following exposures:

	LONG	SHORT	NET	GROSS
MARKET VALUE AS A % OF EQUITY	82.1%	-23.5%	58.6%	105.6%
DELTA-ADJUSTED EQUITY EXPOSURE	58.0%	-35.9%	22.1%	93.9%

The goal of the Fund is to seek long-term capital appreciation.  Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500.

	OTTRX	S&P 500
WEEKLY STANDARD DEVIATION	7.0%	16.5%
S&P 500 (WEEKLY)
CORRELATION COEFFICIENT (r)	0.08
COEFFICIENT OF DETERMINATION (r2)	0.01

The Fund’s standard deviation has been significantly less than that of the S&P 500 and its return stream has had very little correlation to the S&P 500 return.

As we approach the end of 2020, it is hard not to reflect on the past 12 months considering the world experienced a pandemic combined with a contested presidential election in the U.S. Who would have believed in January that we would experience aspects of the Spanish Flu of 1918, the Depression of the 1930s and emotion of the civil rights movement of the 1960s in a span of 90 days?  As investors, citizens and parents it was a lot to process and navigate. The volatile market environment created opportunities for the Fund both long and short. Looking forward, we believe the impact of the events that unfolded during 2020 will have lasting effects on business and consumer behavior. We believe the changing macro, business, policy, and consumer landscape should create opportunities long and short.

As students of history and not wanting to repeat it, our elected officials in the U.S. and globally acted swiftly, unleashing massive amounts of relief to citizens and liquidity to the capital markets via various programs.  Although more relief clearly needs to be done to aid those individuals and businesses still negatively impacted by the COVID-19 pandemic, it appears that the worst may be behind us.  The impact of the lockdowns created and changed industries and companies while transforming human behavior.

As allocators of capital, we have tried to balance the risks and potential rewards presented in the capital markets during this period. In that light, for the first time in years, the Fund aggressively purchased corporate debt trading at distressed levels that offered historical equity like returns in February, March, and April.  As bonds have traded higher and the risk reward changed we have reduced our exposure by a third to fixed income.  As of the date of this Shareholder Letter, corporate bonds represent approximately 25% of our capital.  Our equity exposure, both long and short, is highly concentrated in Mid-Sized companies with market capitalizations less than $40 Billion.  In addition, the number of individual names in the Fund has shrunk as we have decided to concentrate our capital in our highest conviction ideas both long and short.  Detailed information on our most recent allocations of capital and investment thoughts can be found on our website at www.ottercreekfunds.com under the resources tab.

In closing, we believe 2021 and beyond will offer numerous opportunities for our strategy to deliver attractive idiosyncratic risk adjusted returns for our partners.  Areas of focus continue to be in industries with secular tailwinds such as renewables, 5G, the Internet of things, and healthcare.  As stewards of capital we feel it is our duty to both protect and compound capital regardless of the market’s direction.

Otter Creek Long/Short Opportunity Fund

The members of Otter Creek appreciate your support and trust.  If you have any questions concerning the Fund or firm, please do not hesitate to reach out.

Otter Creek Advisors, LLC

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds (“ETF”) or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund's ability to sell its shares. The Fund invests in high yield debt instruments which tend to be less liquid than higher quality debt instruments. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments and Schedule of Securities Sold Short in this report.

The Standard and Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries*—excluding the United States. With 1,010 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

One cannot invest directly in an index.

Delta is the ratio comparing the change in price of the underlying asset to the corresponding change in the price of a derivative.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Correlation is a statistical measure of how two variables move in relation to each other.  The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.

The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

PERFORMANCE INFORMATION (Unaudited)

For the periods ended October 31, 2020

				Since Inception
				Annualized Return
	1 Year	3 Year	5 Year	(12/30/2013)
Otter Creek Long/Short Opportunity Fund – Investor Class	0.97%	2.87%	0.80%	3.42%
Otter Creek Long/Short Opportunity Fund – Institutional Class	1.21%	3.12%	1.04%	3.66%
S&P 500® Index	9.71%	10.42%	11.71%	10.99%

A $100,000 investment in the Otter Creek Long/Short Opportunity Fund – Institutional Class

This chart illustrates the performance of a hypothetical $100,000 investment made on December 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

ALLOCATION OF PORTFOLIO HOLDINGS & SECURITIES SOLD SHORT at October 31, 2020 (Unaudited)

Reflected as a percent of absolute value of investments and securities sold short.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2020

Shares		Value
COMMON STOCKS: 55.0%

Asset Management & Custody Banks: 1.6%
176,499	Owl Rock Capital Corp.	$2,008,559

Construction & Engineering: 5.4%
95,333	Ameresco, Inc. – Class A 1	3,659,834
31,031	Jacobs Engineering Group, Inc.	2,947,945
		6,607,779

Consumer Finance: 2.7%
17,665	PayPal Holdings, Inc. [1]	3,287,987

Electrical Components & Equipment: 3.4%
237,934	Vertiv Holdings Co. [1]	4,199,535

Electronic Equipment & Instruments: 2.0%
8,500	Zebra Technologies Corp. – Class A 1	2,410,940

Health Care Equipment: 8.1%
92,236	Hologic, Inc. [1]	6,347,682
27,600	Zimmer Biomet Holdings, Inc. [2]	3,645,960
		9,993,642

Industrial Gases: 1.9%
8,410	Air Products and Chemicals, Inc.	2,323,178

Investment Banking & Brokerage: 3.8%
57,683	LPL Financial Holdings, Inc.	4,610,602

Life Sciences Tools & Services: 1.6%
12,750	IQVIA Holdings, Inc. [1]	1,963,373

Medical Equipment: 3.0%
7,727	Thermo Fisher Scientific, Inc.	3,655,798

Metal & Glass Containers: 3.6%
50,100	Ball Corp.	4,458,900

Oil & Gas Equipment & Services: 0.3%
90,000	KLX Energy Services Holdings, Inc. [1]	352,800

Railroads: 1.7%
12,000	Kansas City Southern	2,113,680

Renewable Electricity: 4.0%
77,171	NextEra Energy Partners LP 2	4,846,339

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2020 (Continued)

Shares		Value
COMMON STOCKS: 55.0% (Continued)

Semiconductors: 10.1%
30,476	Analog Devices, Inc.	$3,612,320
36,493	Qorvo, Inc. [1,2]	4,647,749
29,653	Skyworks Solutions, Inc. [2]	4,189,672
		12,449,741

Specialized Real Estate Investment Trusts: 1.8%
7,812	SBA Communications Corp.	2,268,370

TOTAL COMMON STOCKS
(Cost $53,893,383)		67,551,223

Principal
CORPORATE BONDS: 23.9%

Investment Banking & Brokerage: 1.5%
$2,000,000	Goldman Sachs Capital II
	4.000% (3 Month LIBOR USD + 0.0768%), 11/30/2020 [3,4]	1,881,510

Oil & Gas Equipment & Services: 8.7%
22,000,000	KLX Energy Services Holdings, Inc.
	11.500%, 11/1/2025 [2]	10,670,000

Oil & Gas Storage & Transportation: 8.2%
	Hess Midstream Operations LP
8,000,000	5.625%, 2/15/2026	8,015,000
2,000,000	5.125%, 6/15/2028 [2]	1,991,880
		10,006,880

Steel: 5.5%
7,500,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
	7.500%, 6/15/2025 [2]	6,726,562

TOTAL CORPORATE BONDS
(Cost $30,207,696)		29,284,952

CONVERTIBLE BONDS: 0.2%

Mortgage Insurance: 0.2%
200,000	MGIC Investment Corp.
	9.000%, 4/1/2063 [2]	258,500

TOTAL CONVERTIBLE BONDS
(Cost $234,652)		258,500

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2020 (Continued)

Shares			Value
CLOSED-END MUTUAL FUNDS: 3.0%
43,460	BlackRock Florida Municipal 2020 Term Trust		$641,035
199,700	BlackRock Municipal 2020 Term Trust		2,995,500
			3,636,535
TOTAL CLOSED-END MUTUAL FUNDS
(Cost $3,573,573)			3,636,535

SHORT-TERM INVESTMENTS: 13.7%

Money Market Funds: 13.7%
16,825,125	Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 0.010% [5]		16,825,125
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,825,125)			16,825,125

		Notional Value
TOTAL MISCELLANEOUS SECURITIES: 2.4% [6]
Miscellaneous Securities
(Cost $2,651,203)		$23,615,044	3,014,385
TOTAL INVESTMENTS IN SECURITIES: 98.2%
(Cost $107,385,632)			120,570,720
Other Assets in Excess of Liabilities: 1.8%			2,156,132
TOTAL NET ASSETS: 100.0%			$122,726,852

[1]	Non-income producing security.
[2]	All or a portion of the shares of this security have been committed as collateral for securities sold short.
[3]	Variable rate security; rate shown is the rate in effect on October 31, 2020. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[4]	Perpetual call date security. Date shown is next call date.
[5]	Annualized seven-day effective yield as of October 31, 2020.
[6]	Represents unrestricted previously undisclosed exchange-traded purchased options which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2020

Shares		Value
COMMON STOCKS: 22.6% [1]

Application Software: 1.6%
20,270	Guidewire Software, Inc.	$1,948,150

Automotive Retail: 2.1%
30,464	CarMax, Inc.	2,633,308

Building Products: 2.4%
50,000	AAON, Inc.	2,920,500

Communications Equipment: 1.4%
8,270	Arista Networks, Inc.	1,727,603

Data Processing & Outsourced Services: 0.5%
4,000	Square, Inc. – Class A	619,520

Educational Services: 0.3%
5,312	Grand Canyon Education, Inc.	416,301

Electrical Components & Equipment: 1.0%
5,300	Rockwell Automation, Inc.	1,256,736

Household Products: 1.7%
10,000	The Clorox Co.	2,072,500

Industrial Machinery: 1.3%
16,192	Middleby Corp.	1,611,752

Internet Software & Services: 0.5%
657	Shopify, Inc.	608,007

Leisure Facilities: 1.7%
34,800	Planet Fitness, Inc. – Class A	2,062,596

Restaurants: 3.0%
800	Chipotle Mexican Grill, Inc.	961,184
38,411	Texas Roadhouse, Inc.	2,689,922
		3,651,106

Specialty Chemicals: 2.0%
23,304	International Flavors & Fragrances, Inc.	2,392,389

Specialty Stores: 3.1%
94,130	National Vision Holdings, Inc.	3,796,263

TOTAL COMMON STOCKS
(Proceeds $27,288,755)		27,716,731

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2020 (Continued)

Shares		Value
EXCHANGE TRADED FUNDS: 3.3% [1]
12,100	iShares Russell 2000 ETF	$1,852,389
20,480	Technology Select Sector SPDR Fund	2,270,413
		4,122,802
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $4,237,367)		4,122,802
TOTAL SECURITIES SOLD SHORT: 25.9%
(Proceeds $31,526,122)		$31,839,533

Percentages are stated as a percent of net assets.
[1]	Non-income producing securities.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2020

ASSETS:
Investments in securities, at value (cost $107,385,632)	$120,570,720
Deposit at broker	31,976,091
Restricted cash	18,408
Receivables:
Investment securities sold	997,085
Dividends and interest	1,716,695
Prepaid expenses	12,608
Total assets	155,291,607

LIABILITIES:
Securities sold short, at value (proceeds $31,526,122)	31,839,533
Payables:
Investment securities purchased	503,830
Investment advisory fees, net	115,775
Audit fees	22,100
Fund administration fees	19,172
Sub-transfer agent fees	17,366
Fund shares redeemed	12,000
Fund accounting fees	11,409
Transfer agent fees	9,271
Chief Compliance Officer fees	3,250
Distribution fees	2,890
Custody fees	2,821
Other accrued expenses	5,338
Total liabilities	32,564,755
NET ASSETS	$122,726,852

NET ASSETS CONSIST OF:
Paid-in capital	$109,624,548
Total distributable (accumulated) earnings (losses)	13,102,304
NET ASSETS	$122,726,852

Net Asset Value (unlimited shares authorized):
Investor Class (unlimited shares authorized):
Net assets	$6,073,135
Shares issued (unlimited number of shares authorized without par value)	485,846
Net asset value, offering price, and redemption price per share	$12.50

Institutional Class (unlimited shares authorized):
Net assets	$116,653,717
Shares issued (unlimited shares authorized without par value)	9,185,486
Net asset value, offering price, and redemption price per share	$12.70

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2020

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,895)	$666,505
Interest	3,390,736
Other income	463
Total investment income	4,057,704

EXPENSES:
Investment advisory fees	1,805,078
Sub-transfer agent fees	110,569
Administration fees	75,246
Fund accounting fees	47,524
Transfer agent fees	36,455
Registration expenses	34,519
Audit fees	22,100
Miscellaneous expenses	21,187
Reports to shareholders	19,190
Custody fees	15,763
Distribution fees – Investor Class	15,552
Legal fees	13,686
Chief Compliance Officer fees	12,786
Trustees fees	11,791
Insurance expenses	2,966
Total expenses before dividends on securities sold short	2,244,412
Plus: dividends on securities sold short	267,952
Total expenses	2,512,364
Less: fees waived	(363,612)
Net expenses	2,148,752
Net investment income (loss)	$1,908,952

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, SECURITIES SOLD SHORT & OPTIONS WRITTEN
Net realized gain (loss) on transactions from:
Investments	3,496,244
Securities sold short	(3,250,399)
Options written	(136,598)
Total net realized gain (loss) on transactions	109,247
Net change in unrealized appreciation/depreciation on:
Investments	460,412
Securities sold short	(1,387,070)
Total net change in unrealized appreciation/depreciation	(926,658)
Net realized and unrealized gain (loss) on investments	(817,411)
Net increase (decrease) in net assets resulting from operations	$1,091,541

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,908,952	$65,472
Net realized gain (loss) on investments	3,496,244	2,738,438
Net realized gain (loss) on securities sold short	(3,250,399)	(729,153)
Net realized gain (loss) on options written	(136,598)	(23,624)
Change in net unrealized appreciation/depreciation on investments	460,412	10,363,010
Change in net unrealized appreciation/depreciation on securities sold short	(1,387,070)	(955,315)
Net increase (decrease) in net assets resulting from operations	1,091,541	11,458,828

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders – Investor Class	—	(46,110)
Distributions to shareholders – Institutional Class	(17,553)	(809,808)
Total distributions to shareholders	(17,553)	(855,918)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Investor Class [1]	(802,173)	(1,331,634)
Increase (decrease) in net assets derived from net change
in outstanding shares – Institutional Class [1]	(2,712,059)	(42,811,945)
Total increase (decrease) in net assets from capital share transactions	(3,514,232)	(44,143,579)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,440,244)	(33,540,669)

NET ASSETS
Beginning of year	125,167,096	158,707,765
End of year	$122,726,852	$125,167,096

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2020		October 31, 2019
Investor Class:	Shares	Amount	Shares	Amount
Shares sold	50,271	$603,828	68,378	$790,683
Shares issued in reinvestment of distributions	—	—	3,912	45,581
Shares redeemed [2]	(119,587)	(1,406,001)	(188,767)	(2,167,898)
Net increase (decrease)	(69,316)	$(802,173)	(116,477)	$(1,331,634)

[2]	Net of redemption fees of $33 and $200, respectively.

	Year Ended		Year Ended
	October 31, 2020		October 31, 2019
Institutional Class:	Shares	Amount	Shares	Amount
Shares sold	1,353,253	$16,311,658	2,333,394	$27,180,647
Shares issued in reinvestment of distributions	1,378	16,879	66,241	780,980
Shares redeemed [3]	(1,595,065)	(19,040,596)	(6,039,716)	(70,773,572)
Net increase (decrease)	(240,434)	$(2,712,059)	(3,640,081)	$(42,811,945)

[3]	Net of redemption fees of $14 and $4,905, respectively.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Investor Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.38	$11.43	$11.55	$12.24	$12.08

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.16	(0.02)	(0.02)	(0.17)	(0.26)
Net realized and unrealized gain (loss)
on investments	(0.04)	1.04	(0.10)	(0.52)	0.42
Total from investment operations	0.12	1.02	(0.12)	(0.69)	0.16

LESS DISTRIBUTIONS:
From net realized gain	—	(0.07)	—	—	—
Total distributions	—	(0.07)	—	—	—
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$12.50	$12.38	$11.43	$11.55	$12.24

Total return	0.97%	8.86%	(0.95)%	(5.71)%	1.41%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$6.1	$6.9	$7.7	$25.5	$51.1
Portfolio turnover rate	136%	59%	163%	134%	80%

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed [3]	2.33%	2.69%	2.62%	2.58%	3.09%
After fees waived and expenses absorbed [3]	2.03%	2.57%	2.53%	2.55%	3.06%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed [4]	1.00%	(0.32)%	(0.30)%	(1.48)%	(2.18)%
After fees waived and expenses absorbed [4]	1.30%	(0.20)%	(0.21)%	(1.45)%	(2.15)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
The ratio of expenses to average net assets includes dividends and interest on securities sold short, if applicable.  The expense ratio excluding dividends and interest on securities sold short, if applicable were as follows:

2.10% before fees waived and 1.80% after fees waived for the year ended October 31, 2020
2.07% before fees waived and 1.95% after fees waived for the year ended October 31, 2019
2.04% before fees waived and 1.95% after fees waived for the year ended October 31, 2018
1.98% before fees waived and 1.95% after fees waived for the year ended October 31, 2017
1.98% before fees waived and 1.95% after fees waived for the year ended October 31, 2016
[4]	The net investment income (loss) ratios include dividends and interest on securities sold short.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.55	$11.56	$11.65	$12.32	$12.12

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.19	0.01	0.03	(0.14)	(0.23)
Net realized and unrealized gain (loss)
on investments	(0.04)	1.05	(0.12)	(0.53)	0.43
Total from investment operations	0.15	1.06	(0.09)	(0.67)	0.20

LESS DISTRIBUTIONS:
From net investment income	(0.00)[2]	—	—	—	—
From net realized gain	—	(0.07)	—	—	—
Total distributions	(0.00)[2]	(0.07)	—	—	—
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$12.70	$12.55	$11.56	$11.65	$12.32

Total return	1.21%	9.10%	(0.69)%	(5.44)%	1.57%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$116.7	$118.3	$151.0	$248.7	$305.0
Portfolio turnover rate	136%	59%	163%	134%	80%

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed [3]	2.07%	2.44%	2.39%	2.32%	2.79%
After fees waived and expenses absorbed [3]	1.77%	2.32%	2.30%	2.29%	2.76%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed [4]	1.30%	(0.06)%	0.16%	(1.19)%	(1.91)%
After fees waived and expenses absorbed [4]	1.60%	0.06%	0.25%	(1.16)%	(1.88)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
The ratio of expenses to average net assets includes dividends and interest on securities sold short, if applicable.  The expense ratio excluding dividends and interest on securities sold short, if applicable were as follows:

1.85% before fees waived and 1.55% after fees waived for the year ended October 31, 2020
1.82% before fees waived and 1.70% after fees waived for the year ended October 31, 2019
1.79% before fees waived and 1.70% after fees waived for the year ended October 31, 2018
1.73% before fees waived and 1.70% after fees waived for the year ended October 31, 2017
1.73% before fees waived and 1.70% after fees waived for the year ended October 31, 2016
[4]	The net investment income (loss) ratios include dividends and interest on securities sold short.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2020

NOTE 1 – ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification topic 946 “Financial Services-Investment Companies.” The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2020 (Continued)

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and securities sold short as of October 31, 2020. See the Schedules of Investments and Securities Sold Short for industry breakouts.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$67,551,223	$—	$—	$67,551,223
Corporate Bonds	—	29,284,952	—	29,284,952
Convertible Bonds	—	258,500	—	258,500
Closed-End Mutual Funds	3,636,535	—	—	3,636,535
Short-Term Investments	16,825,125	—	—	16,825,125
Miscellaneous Securities	—	3,014,385	—	3,014,385
Total Investments in Securities	$88,012,883	$32,557,837	$—	$120,570,720

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stocks	$27,716,731	$—	$—	$27,716,731
Exchange Traded Funds	4,122,802	—	—	4,122,802
Total Securities Sold Short	$31,839,533	$—	$—	$31,839,533

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in options on equities, debt and stock indices. The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  The Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Statement of Assets and Liabilities

Values of derivative instruments as of October 31, 2020:

	Asset Derivatives as of		Liability Derivatives as of
	October 31, 2020		October 31, 2020
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in
Put Options Purchased	securities, at value	$3,014,385	None	$—
Total		$3,014,385		$—

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2020 (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

			Change in
			Unrealized
		Realized	Appreciation/
		Gain (Loss)	Depreciation
	Location of	on Derivatives	on Derivatives
	Gain (Loss) on Derivatives	Recognized in	Recognized
Instruments	Recognized in Income	Income	in Income
Equity Contracts:
Call Options Purchased	Realized and unrealized gain (loss) on investments,
	securities sold short, and options written	$163,731	$—
Call Options Written	Realized and unrealized gain (loss) on investments,
	securities sold short, and options written	19,460	—
Put Options Purchased	Realized and unrealized gain (loss) on investments,
	securities sold short, and options written	(4,830,792)	1,082,926
Put Options Written	Realized and unrealized gain (loss) on investments,
	securities sold short, and options written	(156,058)	—
Total		$(4,803,658)	$1,082,926

The average absolute notional value of options during the year ended October 31, 2020 was $61,296,453.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of October 31, 2020, the Fund did not have late year losses, and had $1,378,967 in short-term capital loss carry-forwards available for federal income tax purposes, which do not expire and retain their original character.

As of October 31, 2020, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2020, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Restricted Cash. Restricted cash represents cash committed as collateral for securities sold short. Such cash is isolated from cash held in the Fund’s custody account in the Statement of Assets and Liabilities. See Note 2, part I, for more information on securities sold short.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities or closing transactions of securities sold short, are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from MLPs and REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2020 (Continued)

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund is normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Securities Sold Short. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such dividend amounts are recorded on the ex-dividend date as a dividend expense.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral is equal to the current market value of the securities sold short.

J.
Options Contracts. The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Options are non- income producing securities.

K.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved liquidity risk management program (the “program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Otter Creek Advisors, LLC (the “Advisor”) determines that the value of illiquid investments held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written program.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2020 (Continued)

L.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended October 31, 2020, no such adjustments were made.

M.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures.

N.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. Effective as of November 1, 2019, the Advisor, has contractually agreed to lower its management fee from 1.50% to 1.35% of the Fund’s average daily net assets. This contractual waiver is in effect until February 28, 2023, and may not be terminated without the approval of the Board. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the advisory fee waiver agreement. For the year ended October 31, 2020, the advisory fees incurred are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s Investor Class annual expense ratio before dividends and interest on short positions to 1.80% and the Fund’s Institutional Class annual expense ratio before dividends and interest on short positions to 1.55% of each Class’ average daily net assets. The contract’s term is indefinite, will remain in effect through at least February 28, 2023, and may be terminated only by the Board. For the year ended October 31, 2020, the fees waived are disclosed in the Statement of Operations. Amounts due from the Advisor are paid monthly to the Fund, if applicable.

At October 31, 2020, the Advisor may recapture a portion of the following amounts no later than the dates as stated below. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third year after the reimbursement was paid, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or reimbursement.

Years of Expiration	Amount
October 31, 2021	$186,257
October 31, 2022	158,143
October 31, 2023	183,105
$527,505

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board review and approval.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), serves as the Fund’s administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Fund’s expenses, reviews expense accruals, and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended October 31, 2020, are disclosed in the Statement of Operations.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2020 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund’s Investor Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of that class. No distribution fees are paid by the Institutional Class. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Fees paid by the Fund to the Distributor for the year ended October 31, 2020, are disclosed in the Statement of Operations.

The Fund has entered into sub-transfer agent arrangements (“Arrangements”), for sub-transfer agent fees paid to third-party intermediaries, with respect to the Fund. All Arrangements must be approved by the Board. For the year ended October 31, 2020, sub-transfer agent fees incurred by the Fund are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were as follows:

Purchases at Cost	Sales/Maturity Proceeds
$141,954,836	$153,194,926

There were no purchases or sales/maturities of long-term U.S. Government securities for the year ended October 31, 2020.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2020 and year ended October 31, 2019, was as follows:

	2020	2019
Ordinary income	$17,553	$32,955
Long-term capital gain [1]	—	822,963
	$17,553	$855,918

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Cost of investments	$76,150,060
Gross tax unrealized appreciation	19,571,004
Gross tax unrealized depreciation	(6,989,877)
Gross tax unrealized appreciation (depreciation)	12,581,127
Undistributed ordinary income	1,908,951
Undistributed long-term capital gain	—
Total distributable earnings	1,908,951
Other accumulated gains (losses)	(1,387,774)
Total distributable (accumulated) earnings (losses)	$13,102,304

[2]	The difference between book basis and tax basis unrealized appreciation (depreciation) was attributable to wash sale deferrals.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Loan activity for the year ended October 31, 2020 was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	—
Average balance when in use	—
Credit facility outstanding as of October 31, 2020	—
Average interest rate	—

Interest expense for the year ended October 31, 2020, is disclosed in the Statement of Operations, if applicable.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2020 (Continued)

NOTE 7 – RISKS ASSOCIATED WITH THE DISCONTINUATION OF THE LONDON INTERBANK OFFERED RATE (“LIBOR”):

The Fund invests significantly in corporate bonds that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these investments.

NOTE 8 – COVID-19 PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 9 – ELECTION OF TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on June 17, 2020. The Meeting was held for all of the funds in the Trust. However, five series of the Trust, including the Fund, presented separate proxy statements specifically directed to their respective shareholders because they each had individual and unique proposals in addition to the proposal regarding the election of Trustees to the Board. The unique proposals were set forth as PROPOSALS 1(a), 1(b), 1(c) and 1(d), while the proposal regarding the Trustee election was described at the Meeting as PROPOSAL 2.

PROPOSAL 1(d)

PROPOSAL 1(d) at the Meeting on June 17, 2020, was specific to shareholders of the Fund to approve a new Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund. The approval of a new Investment Advisory Agreement is required as a result of certain anticipated changes to the ownership of the Advisor, in connection with a plan by Otter Creek Member and Manager, R. Keith Long, to divest a portion of his shares to an employee of Otter Creek, Tyler C. Walling, on or around June 30, 2021. When a technical “change of control” occurs, any investment advisory agreements that an advisor has with respect to mutual funds automatically terminate. Therefore, to ensure that Otter Creek can continue to serve as the Fund’s investment advisor after Mr. Long’s divestment of his shares to Mr. Walling, the new Investment Advisory Agreement was required to be approved by shareholders. If the transfer of shares does not take place on or about June 30, 2021, then shareholder approval of the New Investment Advisory Agreement would expire.

All Fund shareholders of record at the close of business on April 20, 2020 were entitled to vote. As of the record date, the Fund had 9,810,165 shares outstanding. Accordingly, PROPOSAL 1(d) was approved as follows:

	% For	% For of		% Against	% Against of
For	Voted	Outstanding	Against	Voted	Outstanding
7,757,304	94.15%	79.07%	201	0.00%	0.00%

	% Abstain	% Abstain of	Broker	% Broker	% Broker Non-Votes
Abstain	Voted	Outstanding	Non-Votes	Non-Votes Voted	of Outstanding
0	0.00%	0.00%	481,978	5.85%	4.91%

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2020 (Continued)

PROPOSAL 2

PROPOSAL 2 at the Meeting on June 17, 2020, applied to all shareholders of the Trust in general, to elect Trustees to the Board. All Trust shareholders of record, in the aggregate across all funds of the Trust, were entitled to attend or submit proxies. As of the record date, April 20, 2020, the Trust had 980,568,279 shares outstanding. The results of the voting for the proposal was as follows:

Election of Trustees to the Board of Trustees of the Trust	For Votes	Votes Withheld
1. Eric W. Falkeis	681,049,390	10,981,441
2. Kathleen T. Barr	681,250,626	10,779,780
3. Ashi S. Parikh	681,087,446	10,940,163

Accordingly, effective June 17, 2020, the Board of Trustees of Professionally Managed Portfolios consists of the following six individuals, all of whom have now been elected by shareholders:

Kathleen T. Barr, Independent Trustee	Ashi S. Parikh, Independent Trustee
Wallace L. Cook, Independent Trustee	Carl A. Froebel, Independent Trustee
Eric W. Falkeis, Independent Trustee	Steven J. Paggioli, Independent Trustee

Otter Creek Long/Short Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of Otter Creek Long/Short Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2020

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses

The “Actual” lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, Fund Services charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory, fund accounting, fund administration, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the following tables provide information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period [1]
	5/1/2020	10/31/2020	5/1/2020 – 10/31/2020
Investor Class
Actual	$1,000.00	$1,083.20	$10.16
Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.83

[1]
The actual expenses are equal to the annualized expense ratio of 1.94% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent six-month period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period [2]
	5/1/2020	10/31/2020	5/1/2020 – 10/31/2020
Institutional Class
Actual	$1,000.00	$1,084.50	$8.86
Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.57

[2]
The actual expenses are equal to the annualized expense ratio of 1.69% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent six-month period.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Former owner of a registered	1	Independent
(born 1955)		Term;	investment adviser, Productive		Director,
c/o U.S. Bank Global		Since	Capital Management, Inc.;		Muzinich
Fund Services		November	formerly, Chief Administrative		BDC, Inc.
2020 E. Financial Way		2018.	Officer, Senior Vice President		(August 2019
Suite 100			and Senior Managing Director		to present);
Glendora, CA 91741			of Allegiant Asset Management		Independent
			Company (merged with PNC		Trustee for the
			Capital Advisors, LLC in 2009);		William Blair
			formerly, Chief Administrative		Funds (2013
			Officer, Chief Compliance Officer		to present)
			and Senior Vice President of PNC		(21 series);
			Funds and PNC Advantage		Independent
			Funds (f/k/a Allegiant Funds)		Trustee for the
			(registered investment companies).		AmericaFirst
Quantitative
Funds (2012
to 2016).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly,	1	Trustee, The
(born 1939)		Term;	Chief Executive Officer,		Dana
c/o U.S. Bank Global		Since	Rockefeller Trust Co., (prior		Foundation.
Fund Services		May	thereto Senior Vice President), and
2020 E. Financial Way		1991.	Managing Director, Rockefeller
Suite 100			& Co. (Investment Manager and
Glendora, CA 91741			Financial Advisor); formerly,
Senior Vice President, Norton
Simon, Inc. (international
consumer products conglomerate).

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer,	1	Independent
(born 1973)		Term;	Tidal ETF Services LLC (2018		Director,
c/o U.S. Bank Global		Since	to present); formerly, Chief		Muzinich
Fund Services		September	Operating Officer, Direxion Funds		BDC, Inc.
2020 E. Financial Way		2011.	(2013 to 2018); formerly, Senior		(August 2019
Suite 100	Chair-	Indefinite	Vice President and Chief Financial		to present);
Glendora, CA 91741	person	Term;	Officer (and other positions),		Interested
		Since	U.S. Bancorp Fund Services, LLC.		Trustee, Tidal
		August			ETF Trust
		2019.			(2018 to
present)
(8 series);
Former
Interested
Trustee,
Direxion
Funds
(22 series),
Direxion
Shares ETF
Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President and	1	None.
(born 1938)		Term;	Founder, National Investor
c/o U.S. Bank Global		Since	Data Services, Inc. (investment
Fund Services		May	related computer software).
2020 E. Financial Way		1991.
Suite 100
Glendora, CA 91741

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive	1	Independent
(born 1950)		Term;	Vice President, Investment		Director,
c/o U.S. Bank Global		Since	Company Administration, LLC		Muzinich
Fund Services		May	(mutual fund administrator).		BDC, Inc.
2020 E. Financial Way		1991.			(August 2019
Suite 100					to present);
Glendora, CA 91741					Independent
Trustee, AMG
Funds
(49 series);
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Ashi S. Parikh	Trustee	Indefinite	Investment professional;	1	Independent
(born 1966)		Term;	formerly, Chief Executive		Trustee, PNC
c/o U.S. Bank Global		Since	and Chief Investment Officer		Funds
Fund Services		June	and various other positions,		(2018 to 2019)
2020 E. Financial Way		2020.	RidgeWorth Investments, LLC		(32 series);
Suite 100			(global investment management		Interested
Glendora, CA 91741			firm) (2006 to 2017); formerly,		Trustee,
			Chief Investment Officer		RidgeWorth
			Institutional Growth Equities,		Funds
			Eagle Asset Management		(2014 to 2017)
			financial advisor); formerly		(35 series);
			Sr. Managing Director, Growth		Board of
			Equities, Banc One Investment		Directors
			Advisors (financial advisor).		Member,
Investment
Working
Group, The
Ohio State
University
Endowments
and
Foundation
(2016 to
present);
Board of
Directors,
World
Methodist
Council,
Investment
Committee
(2018 to
present).

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice President,	Not	Not
(born 1968)		Term;	U.S. Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Services since July 2007.
Fund Services		March
2020 E. Financial Way		2013.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Carl G. Gee, J.D.	Assistant	Indefinite	Assistant Vice President, U.S.	Not	Not
(born 1990)	Secretary	Term;	Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank Global		Since	since August 2016; Summer
Fund Services		March	Associate, Husch Blackwell
615 East Michigan St.		2020.	LLP (2015); Law Clerk,
Milwaukee, WI 53202			Brady Corporation (global
printing systems, labels and safety
products company) (2014 to 2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bank	Not	Not
(born 1973)	President	Term;	Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank Global		Since	since June 2006.
Fund Services		March
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1983)	Treasurer	Term;	U.S. Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Services since June 2005.
Fund Services		August
615 East Michigan St.		2016.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1985)	Treasurer	Term;	U.S. Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Services since November 2007.
Fund Services		August
615 East Michigan St.		2016.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1978)	Treasurer	Term;	U.S. Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Services since October 2006.
Fund Services		August
615 East Michigan St.		2017.
Milwaukee, WI 53202

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office [2] and		Complex [3]	Held During the
Name, Address	with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust [1]	Time Served	During Past Five Years	Trustees	Years

Donna Barrette	Chief	Indefinite	Senior Vice President and	Not	Not
(born 1966)	Compli-	Term;	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bank Global	ance	Since	U.S. Bank Global Fund Services
Fund Services	Officer,	July	since August 2004.
615 East Michigan St.		2011.
Milwaukee, WI 53202	Anti-
Money
Laundering
Officer,

Vice
President

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Otter Creek Long/Short Opportunity Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, the Advisor provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13-14, 2020, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”), between Professionally Managed Portfolios (the “Trust”) and Otter Creek Advisors, LLC (the “Advisor”) for the Otter Creek Long/Short Opportunity Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on May 19-20, 2020, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board also considered that there is expected to be a change in control in the Advisor on or before June 30, 2021 and that both the Board and shareholders have approved a new investment advisory agreement (the material terms of which are identical to the current investment advisory agreement) which will go into effect upon that change in control.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan and risk management process. Additionally, the Board considered how the Advisor’s business plan has operated during the recent COVID-19 pandemic. In this regard, the Board considered efforts underway by the Advisor to enhance its compliance oversight, including the devotion of additional resources and expanding the use of third-party consultants to assist in the maintenance of a robust compliance program.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person or by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources and investment processes essential to performing its duties under the Advisory Agreement.  The Board also concluded that the Advisor’s commitment to enhance its compliance program and procedures reflected a serious commitment from the Advisor to protect the interests of shareholders.  The Board therefore concluded that they were satisfied with the nature, overall quality, and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Fund.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks, all for periods ended March 31, 2020.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks, as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory while others may reflect more significant underlying issues.  The Board noted that the Advisor currently does not manage any other funds or separate accounts.

The Board noted that the Fund outperformed the median of its peer group for the one-year and three-year, but underperformed for the five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund has outperformed its primary benchmark for the one-year period, and underperformed for the three-year and five-year periods. The Board additionally considered the performance of the Fund against a secondary benchmark, noting that it outperformed for the one-, three- and five-year periods. When considering

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

performance, the Board took into account that the Fund’s investment goal was to generate non-correlated absolute returns that exceeded risk free rates of return, not to outperform broad-based securities market benchmarks. The Board considered the Advisor’s representations that shareholders in the Fund, almost all of whom were known to the Advisor, understood the Fund’s strategy and specifically sought a fund which offered significantly less volatility than the markets in general. The Board also considered the Advisor’s efforts to improve absolute performance and noted the Fund’s strong performance during periods of enhanced volatility, as would be expected in accordance with the Fund’s strategy.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds.  The Board noted that the Advisor currently does not manage any other funds or separate accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.55% for the Institutional Class shares and 1.80% for the Investor Class shares (the “Expense Caps”).  The Board noted that the Fund’s advisory fee was higher than that of its peer group median and average, and the net expense ratio (less Rule 12b-1 fees) was below that of its peer group median and average.  The Board also considered the Advisor’s agreement to continue to temporarily reduce its advisory fee, and the Expense Caps, by 0.15%, for another fiscal year.  Such waivers will not be removed without prior notice to the Board. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional material benefits derived by the Advisor from their relationship with the Fund, particularly Rule 12b-1 distribution fees for Investor Class shares and benefits received in exchange for “soft dollars” paid to the Advisor.  In assessing profitability, the Board considered that a significant portion of allocated Fund expenses was comprised of distributions to the managing members of the Adviser.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather, the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION

For the year ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 33.12%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2020, was 27.94%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the year ended October 31, 2020, was 0.00%

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain this information on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (855) 681-5261.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

INFORMATION ABOUT HOUSEHOLDING

In an effort to conserve resources, the Fund will reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (855) 681-5261 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements. In addition, see the Important Notice on the cover page for changes that will be made to the distribution of the annual and semi-annual reports after January 1, 2021.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Advisor
Otter Creek Advisors, LLC
11300 US Highway 1, Suite 500
Palm Beach Gardens, FL 33408

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis Steven J. Paggioli, and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)    /s/ Elaine E. Richards
  Elaine E. Richards, President/Principal Executive Officer

Date    January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Elaine E. Richards
  Elaine E. Richards, President/Principal Executive Officer

Date    January 8, 2021

By (Signature and Title)    /s/ Aaron J. Perkovich
 Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    January 7, 2021

* Print the name and title of each signing officer under his or her signature.